AIMIMMUNO.COM

NYSE AMERICAN:AIM



AIM ImmunoTech

Corporate Presentation

Forward-Looking Statements

Some of the statements included in this presentation may be forward-looking statements that involve a number of risks and uncertainties. Among other things, for those statements, we claim the protection of safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements set forth in this presentation speak only as of the date of this presentation. We do not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof. We are in various stages of seeking to determine whether Ampligen will be effective in the treatment of multiple types of viral diseases, cancers, and immune-deficiency disorders and the presentation sets forth our current and anticipated future activities. These activities are subject to change for a number of reasons. Significant additional testing and trials will be required to determine whether Ampligen will be effective in the treatment of these conditions. Results obtained in animal models do not necessarily predict results in humans. Human clinical trials will be necessary to prove whether or not Ampligen will be efficacious in humans. No assurance can be given as to whether current or planned clinical trials will be successful or yield favorable data and the trials are subject to many factors including lack of regulatory approval(s), lack of study drug, or a change in priorities at the institutions sponsoring other trials. In addition, initiation of planned clinical trials may not occur secondary to many factors including lack of regulatory approval(s) or lack of study drug. Even if these clinical trials are initiated, we cannot assure that the clinical studies will be successful or yield any useful data or require additional funding. Some of the world's largest pharmaceutical companies and medical institutions are racing to find a treatment for COVID-19. Even if Ampligen proves effective in combating the virus, no assurance can be given that our actions toward proving this will be given first priority or that another treatment that eventually proves capable will not make our efforts ultimately unproductive. Even if Ampligen proves effective in combating the virus, no assurance can be given that our actions toward proving this will be given first priority or that another treatment that eventually proves capable will not make our efforts ultimately unproductive, as multiple vaccines are now available and major pharma companies are working to develop their own disease treatments. We recognize that all cancer centers, like all medical facilities, must make the pandemic their priority. Therefore, there is the potential for delays in clinical trial enrollment and reporting in ongoing studies. No assurance can be given that future studies will not result in findings that are different from those reported in the studies referenced in the presentation. Operating in foreign countries carries with it a number of risks, including potential difficulties in enforcing intellectual property rights. In addition, many countries, including Argentina, are dealing with COVID-19 outbreaks and have made that their primary focus. We believe that this may be delaying our commercialization of Ampligen in Argentina until COVID-19 is more under control. We cannot assure that our potential foreign operations will not be adversely affected by these risks.

Please review the "Risk Factors" section in our latest annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. Our filings are available at www.aimimmuno.com. The information found on our website is not incorporated by reference into this presentation and is included for reference purposes only.

Investor Highlights

We are an immuno-pharma company focused on the development of therapeutics to treat multiple types of cancers, viral diseases and immune-deficiency disorders

Lead program Ampligen is an immuno-modulator with broad spectrum activity potentially applicable in multiple high-value indications

Approved in Argentina as safe and effective for the treatment of severe Chronic Fatigue Syndrome (CFS)	Six (6) ongoing oncology clinical trials with multiple data readouts expected over the next 6-12 months	Antiviral studies, including COVID-19, either underway or in development. Initial COVID-19 clinical data expected by Q2

AIM ImmunoTech

Broad Oncology Pipeline Across High-Value Indications

Indications	Approach	Partner	Preclinical	Phase 1	Phase 2	Phase 3	Approval
Ovarian Cancer (Advanced, Recurrent)	Chemokine Modulatory Regimen	UPMC LIFE CHANGING MEDICINE					
Colorectal Cancer (Metastatic)	Chemokine Modulatory Regimen	ROSWELL PARK COMPREHENSIVE CANCER CENTER					
Breast Cancer (Metastatic Triple-Negative)	Chemokine Modulatory Regimen / Pembrolizumab	ROSWELL PARK COMPREHENSIVE CANCER CENTER					
Ovarian Cancer (Advanced, Recurrent)	Combination: Pembrolizumab	UPMC LIFE CHANGING MEDICINE					
Prostate Cancer (Early-Stage)	Combination: Intron A	ROSWELL PARK COMPREHENSIVE CANCER CENTER					
Pancreatic Cancer	Single Agent	Erasmus MC University Medical Center Rotterdam	EAP				
Breast Cancer (Early-Stage Triple- Negative)	Chemokine Modulatory Plus Neoadjuvant Chemo	ROSWELL PARK COMPREHENSIVE CANCER CENTER					
Pancreatic Cancer	Single Agent	University of Nebraska Medical Center BREAKTHROUGHS FOR LIFE.					
Melanoma (Refractory)	Combination: Intron A	ROSWELL PARK COMPREHENSIVE CANCER CENTER	Under Development				

Extensive Viral and Immune System Disorder Pipeline

Indications	Approach	Preclinical	Phase 1	Phase 2	Phase 3	Approval
Viral Infections						
COVID-19 in Cancer Patients	Combination: Interferon Alpha-2b and Ampligen Alone					
Immune System Disorder						
Severe CFS	Single Agent					Approved in Argentina
ME/CFS	Single Agent			Planning 2nd Phase 3 Confirmatory Trial		
Long COVID-19*	Single Agent					
Post-COVID-19 Cognitive Impairment	Single Agent	Under Development				

*included in ongoing ME/CFS trial

AIM ImmunoTech

Proven Management Team



Thomas K. Equels, M.S., J.D.
Chief Executive Officer

BIOFLORIDA | EQUELS LAW FIRM ATTORNEYS AT LAW | GT GreenbergTraurig | U.S.ARMY



David R. Strayer, M.D.
Chief Scientific & Medical Officer

DREXEL UNIVERSITY College of Medicine | Hahnemann University HOSPITAL | DAVID GEFFEN SCHOOL OF MEDICINE UCLA



Peter W. Rodino III, J.D.
Chief Operating Officer, Executive Director for Governmental Relations, General Counsel, Secretary

THE GREAT SEAL OF THE STATE OF OHIO

Rodino Consulting;
Rodino & Rodino;
Rodino & Scalera Inc.;
Foundation Health



Ellen Lintal
Chief Financial Officer

CARLISLE | agy strength in materials | ADP | CORNING

AIM ImmunoTech

Lead Program Ampligen (rintatolimod)
Significant Opportunity Across Multiple Disease Areas

Approved for the treatment of severe CFS in Argentina

Generally well-tolerated with over 100,000 IV doses in humans

Clinically tested as a single-agent therapeutic and in combination with other agents

Potential to enhance efficacy of PD-1 and PD-L1 checkpoint inhibitors[1]

Immuno-Oncology

Virology

Immune System Disorders

1: Animal experiments support expectations of human responses

Ampligen

Immuno-Therapy Targeting Multiple Cancers with High-Unmet Need



AIM ImmunoTech

Mechanism of Ampligen Induces Wide Range of Immunologic and Antitumor Activities

Immuno-modulator that selectively activates TLR3 pathway

Exclusively activates TRIF adaptor and avoids MyD88 inflammatory pathway used by all other TLRs[1]

Promotes selective attraction of CTLs (Teff) with concomitant increase in Teff/Treg ratio in the TME[2]

Only known TLR3 agonist to avoid helicase activation of NF-κB[3]

Demonstrates positive increase of ratio of CXCL10 (CTL-attractant) to CCL22 (Treg-attractant) and increased ratio of CTL/Treg markers[4]

↑ Teff-attracting chemokine (CXCL10) in the tumor microenvironment (TME)[5,6]

Induces epitope spreading and cross-reactive IgA antibody formation[7]


Poly I:C
I Cyan
C Green


Poly I:C12U
I Cyan
C Green
U Pink

AIM ImmunoTech

1: Mitchell. (2016); 2: Theodoraki, et al. (2018); 3: Theodoraki, et al. (2017); 4: Kalinski, et al. (2016); 5. Kalinski Unpub. Data; 6: Muthuswamy, et al. (2012); 7: Overton, et al. (2014)

Observed Complete Response in 2 of 9 Subjects in Phase 1 Melanoma Study

Subject 1



VOLUME OF RIGHT AXILLARY TUMOR MASS
25
20
15
10
5
0
Ampligen (300mg twice weekly)
Partial Response
Complete Response
-50
-25
0
25
50
75
Days on Ampligen

Ampligen discontinued after 2 years, complete response was durable

Subject 2



VOLUME OF SUBCARINAL TUMOR MASS
15
10
5
0
Ampligen (800mg twice weekly)
Partial Response
Complete Response
-275
-200
-100
0
50
100
175
250
325
DAYS ON AMPLIGEN

Source: Strayer DR, unpublished data

AIM ImmunoTech

Synergistic Effects in Combination with Checkpoint Inhibitor, Anti-PD-L1

Pancreatic Cancer Mouse Model

Synergistic Increase in Median Survival



Control
Ampligen
Percent survival
150
100
50
0
0
50
100
150
No. of days post challenge



Control
Anti-PD-L1
Percent survival
150
100
50
0
0
50
100
150
No. of days post challenge



Control
Anti-PD-L1+Amp
p=0.029
Percent survival
150
100
50
0
0
50
100
150
No. of days post challenge

Synergistic Increase in Time to Progression



Control
Ampligen
Time-to-tumor progression (TTP)
150
100
50
0
0
20
40
60
80
No. of days post challenge



Control
Anti-PD-L1
Time-to-tumor progression (TTP)
150
100
50
0
0
20
40
60
80
No. of days post challenge



Control
Anti-PD-L1+Amp
p=0.0418
Time-to-tumor progression (TTP)
150
100
50
0
0
20
40
60
80
100
No. of days post challenge

AIM ImmunoTech

Source: University of Nebraska, PI Hollingsworth (unpublished data)

University of Nebraska Medical Center

BREAKTHROUGHS FOR LIFE.®

Increase in Median Survival Combining Ampligen with Anti-PD-1

Colorectal Carcinoma Mouse Model



100
80
60
40
20
0
Percent survival
0
20
40
60
80
days
Ampligen+anti-PD-1
anti-PD-1
control

UPMC
LIFE CHANGING MEDICINE

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Ongoing Clinical Studies Sponsored by UPMC

LIFE CHANGING MEDICINE

Phase 1/2 Advanced, Recurrent Ovarian Cancer
Phase 1 portion fully enrolled
Intraperitoneal chemo-immunotherapy
Data published Q1 2022
PI: Dr. R. Edwards

Phase 2 Advanced, Recurrent Ovarian Cancer
Enrollment ongoing
Cisplatin, pembrolizumab, plus Ampligen
Data expected: Interim results Q2 2022
PI: Dr. R. Edwards

Ongoing Clinical Studies Sponsored by ROSWELL PARK COMPREHENSIVE CANCER CENTER

Phase 2a
Stage 4 Colorectal Cancer Metastatic, Liver

Enrollment ongoing

Chemokine modulatory regimen

Data expected: Q2 2022

PI: Dr. P. Boland

Phase 1/2
Metastatic Triple Negative Breast Cancer

Enrollment ongoing

Chemokine modulation therapy, including Ampligen and pembrolizumab

Data expected: Q2 2022

PI: Drs. M. Opyrchal/S. Ghandi

Phase 2
Early-Stage Prostate Cancer

Enrollment ongoing

Aspirin and Ampligen with or without interferon-alpha 2b (Intron A)

Data expected: not yet predictable

PI: Dr. G. Chatta

Phase 1
Early-Stage Triple Negative Breast Cancer

Enrollment ongoing

Chemokine modulation plus neoadjuvant chemotherapy

Data expected: not yet predictable

PI: Dr. S. Gandhi

Promising Results Observed in Early Access Program (EAP)

Statistically Significant Increased Overall Survival Compared to Historical Controls in Treatment of Late-Stage Pancreatic Cancer

Site: Erasmus University, The Netherlands, conducted by Professor Casper van Eijck

Eligibility: Adults with metastatic or locally advanced pancreatic carcinoma following FOLFIRINOX

Survival Data:

Median overall survival (OS) was 19 months in the Ampligen cohort compared to 12 months for a well-matched historical control group (p=0.035)

19 months OS represents 7.9 month increase survival benefit compared to current standard of care using FOLFIRINOX followed by gemcitabine, which yields 11.1 months overall survival

Phase 2 study in locally advanced pancreatic cancer patients is under development

AIM ImmunoTech

Ampligen

SARS-CoV-2 (COVID-19)



Ampligen May Mount a Potentially Broad-Spectrum Immune System Response Against SARS-CoV-2 (COVID-19)

Targeting toll-like receptor 3 (TLR3) pathways, which are among the primary pathways for antiviral protection (uniquely targets TLR3 without activation of the inflammatory cytosolic helicases)

Potential efficacy may not be impacted by viral mutations, such as Delta, Omicron or future given mechanism of action

Demonstrated complete protection (100% survival) against SARS-CoV-1, Ebola virus, Western Equine Encephalitis virus and Herpes Simplex virus in preclinical studies

Identified an effective *in vitro* model using human tracheal, bronchial epithelial cells, which showed that Ampligen was able to decrease SARS-CoV-2 infectious viral yields by 90% at clinically achievable intranasal Ampligen dosage levels

Ongoing Phase 1/2 Study for Treatment of COVID-19 Cancer Patients

Study Ongoing and Actively Recruiting Subjects
Evaluating safety and effectiveness to reduce replication of SARS-CoV-2 virus from upper airway in patients and enhance and expand natural immunity (Intravenous)

Ampligen

Immune System Disorders (ISD)



AIM ImmunoTech

Ampligen for the Treatment of ME/CFS

Approved for the treatment of severe CFS in Argentina

Developing protocol for confirmatory Phase 3 trial, required for U.S. NDA

Toll-Like Receptor 3 agonist which is known to activate the innate immune system and induce immuno-modulation

Chronic Illness Following COVID-19

Chronic illness following recovery is prevalent

Fatigue	Brain Fog	Dyspnea	Joint Pain	Chest Pain

COVID-Induced Chronic Fatigue shares similarities to ME/CFS

COVID-Induced Chronic Fatigue (Long COVID or 'Long Haulers')

Amended ongoing open-label AMP-511 study to include up to 20 subjects with Long COVID

Results expected: Q3

Post-COVID-19 Cognitive Impairment

Planned Phase 2 two-arm, randomized, double blind, placebo controlled, multicenter study to evaluate the efficacy and safety

Corporate Overview



Intellectual Property Portfolio – Market Exclusivity

44
Patents Worldwide

39
Pending Applications

Orphan Drug Designation (FDA and EMA):

Ampligen	Indications:
7 years market exclusivity following FDA approval 10 years market exclusivity following EMA approval	U.S. – Pancreatic Cancer, Melanoma, ME/CFS, Renal Cell Carcinoma, AIDS Europe – Pancreatic Cancer, Ebola

AIM ImmunoTech

Financial Snapshot

NYSE American: AIM

Sufficient Capital to Fund Operations Through Multiple Key Clinical Milestones

~$54M Cash Balance[1]

~$43M Market Cap[2]

~352K Average Volume[3]

47.8M Shares Outstanding[2]

1: As of September 30, 2021; 2: As of January 14, 2022 with a closing price of $0.89; 3: NYSE American

Upcoming Milestones Expected to Drive Value

Oncology

Q1 2022
- ✓ January 2022: Advanced Recurrent Ovarian Cancer: Phase 1 Publication of Results
- Late-Stage Pancreatic Cancer: EAP Publications of Results

Q2 2022
- Pancreatic Cancer Expressing TLR3 Receptors: Publication of Preclinical Data
- Metastatic Triple-Negative Breast Cancer: Phase 1/2 Results
- Colorectal Cancer Metastatic to Liver: Phase 2a Results
- Locally Advanced Pancreatic Cancer: Launch Study

Q3 2022
- Advanced Recurrent Ovarian Cancer: Phase 2 Interim Results

Antiviral

Q1 2022
- Intranasal Challenge Study: Launch Phase 2a Study

Q2 2022
- COVID-19 in Cancer Patients: Phase 1/2 Interim Results

Q3 2022

ISD

Q1 2022

Q2 2022
- COVID-Induced Chronic Fatigue: AMP-511 Interim Study Results

Q3 2022
- Post-COVID-19 Cognitive Impairment: Launch Study

Investment Summary

Immuno-Pharma Company with Broad Pipeline Across Multiple High-Value Indications in Oncology, Virology and Immune-Deficiency

Lead program Ampligen has favorable safety profile and promising efficacy	Leveraging external collaborators to fund ongoing clinical studies	Growing body of data potentially supports development strategy

Strong Balance Sheet

Multiple Potentially Game-Changing Clinical and Regulatory Milestones Expected Q2 2022

AIMIMMUNO.COM

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AIM ImmunoTech

Investor Relations
JTC Team
833.475.8247
aim@jtcir.com